Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2016
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
QUARTERLY FINANCIAL DATA (UNAUDITED):
Summarized unaudited quarterly financial data is presented below. Earnings per unit are computed on a stand-alone basis for each quarter and total year.

	Quarters Ended
	March 31	June 30	September 30	December 31	Total Year
2016:
Revenues	$6,083	$7,415	$7,705	$8,899	$30,102
Operating income (loss)	695	805	646	(236)	1,910
Net income (loss)	336	424	41	(760)	41
Limited Partners’ interest in net income	311	239	207	226	983
Basic net income per limited partner unit	$0.30	$0.23	$0.20	$0.22	$0.94
Diluted net income per limited partner unit	$0.30	$0.23	$0.19	$0.21	$0.92

	Quarters Ended
	March 31	June 30	September 30	December 31	Total Year
2015:
Revenues	$8,564	$9,423	$8,473	$7,744	$34,204
Operating income	589	878	573	210	2,250
Net income (loss)	221	772	238	(138)	1,093
Limited Partners’ interest in net income	282	298	291	312	1,183
Basic net income per limited partner unit	$0.26	$0.28	$0.28	$0.30	$1.11
Diluted net income per limited partner unit	$0.26	$0.28	$0.28	$0.30	$1.11
The three months ended December 31, 2015 reflected the unfavorable impact of $120 million related to non-cash inventory valuation adjustments primarily in ETP’s retail marketing operations and our investment in Sunoco LP. The three months ended December 31, 2016 and 2015 reflected the recognition of impairment losses of $970 million and $339 million, respectively. Impairment losses in 2016 were primarily related to ETP’s interstate operations, midstream midcontinent operations and retail operations. In 2015, impairment losses were primarily related to Lone Star Refinery Services operations and ETP’s Transwestern pipeline. The three months ended September 30, 2016 reflected the recognition of a non-cash impairment of ETP’s investment in MEP of $308 million in our interstate transportation and storage operations.